UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Sientra, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SIENTRA, INC. 2023 Annual Meeting Vote by June 14, 2023 11:59 PM ET. For shares held in a Plan, vote by June 12, 2023 11:59 PM ET. SIENTRA, INC. 3333 MICHELSON DRIVE, SUITE 650 1 IRVINE, CA 92612 148,294 322,224OF 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in SIENTRA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2023. Get informed before you vote View the Form Notice 10 of -K, Proxy Notice Statement, & Proxy Statement Annual Report,1234567890123456789012345678901234567890, online OR you can receive a free paper or email copy of the 123456789012345678 material(s) by requesting 9012345678901234567890, prior to June 01, 2023. If you would 1234567890123456789012345678901234567890, like to request a copy of the material(s) for this12345678901234567890123456789012345 and/or future stockholder meetings, you may (1) 67890 visit www online .ProxyVote OR you .com, can receive (2) call a 1—free 800paper -579-1639 copy or of (3) voting send material(s) an email to by sendmaterial@proxyvote equesting prior to <matcutoff> .com. If . sending If youwou an email, d ke please to request include your a copy control of the number voting (indicated material(s), below) you may in the (1) subject visit www line. .Unless ProxyVote requested, .com, (2) you call will 1 -not 800 otherwise -579-1639 receive or (3) a send paper an or email email to sendmaterial@proxyvote copy. .com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote Virtually at the Meeting* Point your camera here and June 15, 2023 vote without entering a 9:00 AM PDT control number Virtually at: www.virtualshareholdermeeting.com/SIEN2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT SHARE CLASSES REPRESENTED FOR VOTING THE COMPANY NAME INC.—COMMON ASDFGHJKL 123456789.1234 THE COMPANY NAME INC.—CLASS A 123456789.1234 This is an overview of the proposals being presented at the THE COMPANY NAME INC.—CLASS B 123456789.1234 upcoming stockholder shareholder meeting.. Please follow the instructions on THE COMPANY NAME INC.—CLASS C 123456789.1234 THE COMPANY NAME INC.—CLASS D 123456789.1234 the reverse side to vote these important matters. THE COMPANY NAME INC.—CLASS E 123456789.1234 THE COMPANY NAME INC.—CLASS F 123456789.1234 THE COMPANY NAME INC.—401 K 123456789.1234 Voting Items Board Recommends 1. Election of Director Nominees: For 01) Caroline Van Hove 2. To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered For public accounting firm of Sientra, Inc. for its fiscal year ending December 31, 2023. 3. To approve, on a non-binding advisory basis, of the compensation of our Named Executive Officers as disclosed in For the Proxy Statement (“Say-On-Pay Vote”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. FLASHID-JOB#